SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 25, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of March 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-03)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

New Jersey                        33-5042                      21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission                  (I.R.S. Employer
     of incorporation)          File Number)                 Identification No.)



                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On March 25, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-03 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-03") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 12, 1999 as supplemented by the prospectus supplement dated March 25, 1999.

The original principal balance of each class of the Certificates is as follows:

      Class A1                                $134,000,000.00
      Class A2                                  $5,456,000.00
      Class A3                                 $21,053,083.00
      Class A4                                  $8,475,917.00
      Class A5                                 $50,000,000.00
      Class A6                                  $3,000,000.00
      Class A7                                  $3,000,000.00
      Class A8                                  $2,000,000.00
      Class A9                                  $2,000,000.00
     Class A10                                  $2,461,000.00
     Class A11                                  $1,968,000.00
     Class A12                                  $1,968,000.00
     Class A13                                  $1,968,000.00
     Class A14                                  $1,478,000.00
     Class A15                                $127,000,000.00
     Class A16                                 $76,424,000.00
     Class A17                                 $12,119,000.00
     Class A18                                 $25,000,000.00
      Class R                                         $100.00
      Class M                                   $9,251,500.00
      Class B1                                  $3,750,600.00
      Class B2                                  $2,250,300.00
      Class B3                                  $2,500,400.00
      Class B4                                  $1,000,200.00
      Class B5                                  $1,251,200.14
      Total :                                 $499,175,300.14



The initial Junior Percentage and initial Senior Percentage for Pool 1999-03 are approximately 4.01% and 95.99%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-03 as of the initial issuance of the Certificates are $157,753.00, $5,000,825.00 and $6,352,015.00, respectively, representing approximately .03%, 1.00%, and 1.27%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of March 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-03

Pool 1999-03 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by mortgage notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $500,082,530.94.

The interest rates (the "Mortgage Rates") borne by the 1450 Mortgage Loans conveyed by GECMSI to Pool 1999-03 range from 5.8750% to 9.0000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1701% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-03 ranged from $238,000.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-03 is $344,884.50, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-03 is November 1997, and the latest scheduled maturity date of any such Mortgage Loan is February 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-03 is 73.3227%.


The Mortgage Loans in Pool 1999-03 have the following characteristics as of the Cut-off Date.

The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-03:

 MORTGAGE         # OF LOANS       AGGREGATE BALANCES         % OF POOL BY
   RATES                           AS OF CUT-OFF DATE       AGGREGATE BALANCE
  5.8750%            1                $397,940.80                   0.0796%
  6.1250%            1                $247,017.65                   0.0494%
  6.2500%            1                $258,009.29                   0.0516%
  6.3750%            8              $2,317,470.14                   0.4634%
  6.5000%           32             $11,369,873.81                   2.2736%
  6.6250%           33             $11,564,529.41                   2.3125%
  6.7500%           87             $31,564,959.63                   6.3120%
  6.8750%          175             $59,519,895.83                  11.9020%
  6.9000%            3                $899,954.15                   0.1800%
  7.0000%          238             $83,631,779.50                  16.7234%
  7.0500%            4              $1,779,659.23                   0.3559%
  7.1000%            7              $2,557,786.82                   0.5115%
  7.1250%          190             $62,876,040.12                  12.5731%
  7.1500%            2                $602,060.24                   0.1204%
  7.2500%          205             $68,359,428.67                  13.6696%
  7.3000%            3                $840,861.02                   0.1681%
  7.3250%            1                $363,438.79                   0.0727%
  7.3500%            2                $618,085.98                   0.1236%
  7.3750%          174             $60,370,430.00                  12.0721%
  7.4000%            1                $299,083.00                   0.0598%
  7.4500%            1                $288,025.65                   0.0576%
  7.5000%          134             $46,496,462.58                   9.2978%
  7.5500%            1                $283,353.99                   0.0567%
  7.6000%            1                $317,460.83                   0.0635%
  7.6250%           72             $24,619,477.06                   4.9231%
  7.7500%           43             $15,944,276.33                   3.1883%
  7.8750%           13              $4,313,868.13                   0.8626%
  8.0000%            7              $2,623,588.20                   0.5246%
  8.1250%            4              $1,714,071.18                   0.3428%
  8.2500%            3                $974,014.57                   0.1948%
  8.3750%            1                $586,467.51                   0.1173%
  8.6250%            1                $746,114.77                   0.1492%
  9.0000%            1                $737,046.06                   0.1474%
   Total         1,450            $500,082,530.94                 100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-03:


     ORIGINAL              # OF LOANS    AGGREGATE BALANCES   % OF POOL BY
     BALANCES                            AS OF CUT-OFF DATE    AGREGATE BALANCE
$227,151 - 250,000            62            $15,229,534.14           3.0454%
$250,001 - 300,000           576           $158,981,621.89          31.7912%
$300,001 - 350,000           343           $111,376,593.91          22.2716%
$350,001 - 400,000           180            $67,550,831.69          13.5079%
$400,001 - 450,000           105            $44,931,737.98           8.9849%
$450,001 - 600,000           139            $70,479,250.75          14.0935%
$600,001 - 650,000            29            $18,415,634.87           3.6825%
$650,001 - 1,000,000 +        16            $13,117,325.71           2.6230%
Total                      1,450           $500,082,530.94         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-03 is $998,473.47.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-03 is $237,598.63.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-03:

      YEAR OF ORIGINATION            # OF LOANS                AGGREGATE BALANCES               % OF POOL BY
                                                               AS OF CUT-OFF DATE                AGGREGATE BALANCE
                                         >
              1997                          1                       $260,310.76                      0.0521%
              1998                      1,089                   $373,937,987.40                     74.7752%
              1999                        360                   $125,884,232.78                     25.1727%
             Total                      1,450                   $500,082,530.94                    100.0000%


d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-03:

          LOAN-TO-VALUE
       RATIO AT ORIGINATION     # OF LOANS     AGGREGATE BALANCES        % OF POOL BY
                                               AS OF CUT-OFF DATE      AGGREGATE BALANCE
          00.000 - 50.00            69           $26,970,485.26             5.3932%
          50.001 - 60.00            93           $34,991,833.73             6.9972%
          60.001 - 70.00                         $89,269,401.12            17.8509%
                                   238
          70.001 - 75.00                         $85,928,644.60            17.1829%
                                   245
          75.001 - 80.00                        $207,341,355.39            41.4615%
                                   617
          80.001 - 85.00            23            $7,285,737.68             1.4569%
          85.001 - 90.00                         $35,002,271.84             6.9993%
                                   115
          90.001 - 95.00            50           $13,292,801.32             2.6581%
              Total              1,450          $500,082,530.94           100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of mortgaged properties securing the Mortgage Loans in Pool 1999-03:

        TYPE OF DWELLING      # OF LOANS       AGGREGATE BALANCES    % OF POOL BY
                                               AS OF CUT-OFF DATE  AGGREGATE BALANCE
Single-family detached        1,346            $465,021,174.77           92.9888%
Single-family attached           39             $13,261,598.32            2.6519%
Condominium                      49             $15,825,992.52            3.1647%
2 - 4 Family Units               15              $5,710,360.96            1.1419%
Co-op                             1                $263,404.37            0.0527%
Total                         1,450            $500,082,530.94          100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the mortgaged properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-03:

                                         AGGREGATE BALANCES          % OF POOL BY
           OCCUPANCY      # OF LOANS     AS OF CUT-OFF DATE        AGGREGATE BALANCE
Owner Occupied             1,424             $491,672,835.98            98.3184%
Vacation                      23               $7,472,865.02             1.4943%
Investment                     3                 $936,829.94             0.1873%
Total                      1,450             $500,082,530.94           100.0000%

 g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the mortgaged properties securing the Mortgage Loans in Pool 1999-03:

                                                            AGGREGATE BALANCES        % OF POOL BY
             STATE                  # OF LOANS              AS OF CUT-OFF DATE     AGGREGATE BALANCE
Alabama                                    7                    $2,376,359.47            0.4752%
Arizona                                   42                   $13,609,950.94            2.7215%
Arkansas                                   1                      $274,547.86            0.0549%
California                               719                  $248,148,241.13           49.6214%
Colorado                                  50                   $16,182,372.17            3.2359%
Connecticut                               11                    $4,603,100.12            0.9205%
Delaware                                   2                      $546,473.05            0.1093%
District Of Columbia                       3                      $842,320.45            0.1684%
Florida                                   53                   $20,260,816.85            4.0515%
Georgia                                   26                    $8,349,884.99            1.6697%
Hawaii                                     6                    $3,287,297.38            0.6574%
Idaho                                      2                      $524,949.28            0.1050%
Illinois                                  44                   $14,612,649.37            2.9221%
Indiana                                    8                    $2,595,847.67            0.5191%
Kentucky                                   2                      $652,055.49            0.1304%
Louisiana                                  1                      $256,617.35            0.0513%
Maine                                      1                      $246,719.33            0.0493%
Maryland                                  54                   $18,195,515.23            3.6385%
Massachusetts                             84                   $28,837,297.30            5.7665%
Michigan                                  27                    $8,669,448.83            1.7336%
Minnesota                                 10                    $3,828,616.58            0.7656%
Missouri                                   4                    $1,692,730.76            0.3385%
Montana                                    1                      $343,788.66            0.0687%
Nevada                                     5                    $1,491,856.17            0.2983%
New Hampshire                              3                      $859,807.10            0.1719%
New Jersey                                45                   $16,822,452.23            3.3639%
New Mexico                                 4                    $1,878,156.15            0.3756%
New York                                  28                   $10,582,654.63            2.1162%
North Carolina                            24                    $7,953,329.84            1.5904%
Ohio                                       8                    $2,186,774.35            0.4373%
Oklahoma                                   2                      $627,890.20            0.1256%
Oregon                                     7                    $2,239,207.15            0.4478%
Pennsylvania                              15                    $5,444,601.74            1.0887%
Rhode Island                               3                    $1,255,226.40            0.2510%
South Carolina                             6                    $1,849,770.37            0.3699%
Tennessee                                  4                    $1,356,659.53            0.2713%
Texas                                     32                   $10,679,755.55            2.1356%
Utah                                       8                    $2,360,529.39            0.4720%
Vermont                                    2                      $625,950.42            0.1252%
Virginia                                  39                   $13,344,251.94            2.6684%
Washington                                52                   $18,140,778.62            3.6276%
Wisconsin                                  5                    $1,445,278.90            0.2890%
Total                                  1,450                  $500,082,530.94          100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-03:

YEAR OF          # OF       AGGREGATE BALANCES         % OF POOL BY
MATURITY        LOANS       AS OF CUT-OFF DATE       AGGREGATE BALANCE
  2018              9          $2,695,885.03                 0.5391%
  2019              3            $966,053.45                 0.1932%
  2022              1            $286,202.91                 0.0572%
  2023              3          $1,119,381.69                 0.2238%
  2024              5          $1,510,421.09                 0.3020%
  2026              2            $598,889.66                 0.1198%
  2027              7          $2,255,106.62                 0.4509%
  2028            670        $230,467,261.73                46.0858%
  2029            750        $260,183,328.76                52.0282%
 Total          1,450        $500,082,530.94               100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-03 calculated as of the Cut-off Date is 355.7 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-03:

           PURPOSE OF         # OF      AGGREGATE BALANCES      % OF POOL BY
              LOAN           LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
Purchase                      557        $186,378,049.47         37.2695%
Rate Term/Refinance           664        $231,133,440.07         46.2190%
Cash-out Refinance            229         $82,571,041.40         16.5115%
Total                       1,450        $500,082,530.94        100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of March 23, 1999, for certain of the Series 1999-03 Certificates between GE Capital Mortgage Services, Inc. and Salomon Smith Barney Inc.


1.2 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of March 23, 1999, for certain of the Series 1999-03 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-03 Certificates, dated as of March 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:      /s/ Syed W. Ali
                                           ---------------
                                  Name:    Syed W. Ali
                                  Title:   Vice President





Dated as of March 25, 1999

                                                   EXHIBIT INDEX




The exhibits are being filed herewith:


EXHIBIT NO.                                 DESCRIPTION

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of March 23, 1999, for certain of the Series 1999-03 Certificates between GE Capital Mortgage Services, Inc. and Salomon Smith Barney Inc.

1.2 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of March 23, 1999, for certain of the Series 1999-03 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-03 Certificates, dated as of March 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.